UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 25, 2003


     NOMURA ASSET  ACCEPTANCE  CORPORATION,  (as  depositor  under a Pooling and
Servicing Agreement, dated as of July 1, 2003, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2003-A2 Mortgage Pass-Through Certificates, Series 2003-A2)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 033-48481-08                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2003, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, Option One Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On November 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2003 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2003-A2
Mortgage Pass-Through Certificates, Series  2003-A2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 1, 2003             By:   /s/  Andreas Auer
                                  ---------------------------------------
                                      Andreas Auer
                                      Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         November 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2003

                                       -5-






        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2003-A2
                        STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      142,380,000.00     125,067,585.52  5,354,773.20    796,962.16    6,151,735.36           0.00       0.00      119,712,812.32
A2       34,368,000.00      25,187,957.77  3,813,930.11     50,795.71    3,864,725.82           0.00       0.00       21,374,027.66
A3       15,756,000.00      15,756,000.00          0.00     44,379.40       44,379.40           0.00       0.00       15,756,000.00
M1        9,222,000.00       9,201,942.84      6,773.39     42,175.57       48,948.96           0.00       0.00        9,195,169.45
M2        4,610,000.00       4,599,973.59      3,385.96     21,083.21       24,469.17           0.00       0.00        4,596,587.63
B1        7,492,000.00       7,475,705.47      5,502.74     34,263.65       39,766.39           0.00       0.00        7,470,202.73
B2        3,619,000.00       3,611,128.94      2,658.09     16,551.01       19,209.10           0.00       0.00        3,608,470.85
B3        1,567,000.00       1,563,591.90      1,150.93      6,514.97        7,665.90           0.00       0.00        1,562,440.97
B4        1,198,000.00       1,195,394.44        879.91      5,478.89        6,358.80           0.00       0.00        1,194,514.53
B5        2,605,000.00       2,599,334.32      1,913.32     10,830.56       12,743.88           0.00       0.00        2,597,421.00
B6        2,074,000.00       2,069,489.21      1,523.32      8,622.87       10,146.19           0.00       0.00        2,067,965.89
B7        5,653,291.00       5,640,995.52      4,152.24     23,504.15       27,656.39           0.00       0.00        5,636,843.28
TOTALS  230,544,291.00     203,969,099.52  9,196,643.21  1,061,162.15   10,257,805.36           0.00       0.00      194,772,456.31

R       230,544,291.44     203,969,099.99          0.00          0.00            0.00              0.00       0.00   194,772,456.78
AIO1     50,124,000.00      40,943,957.77          0.00    188,654.97      188,654.97              0.00       0.00    37,130,027.66
AIO2     38,040,291.44      37,957,556.70          0.00     70,240.93       70,240.93              0.00       0.00    37,929,616.33
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A1        65535VBJ6     878.40697795   37.60902655    5.59743054    43.20645709          840.79795140       A1        7.646702 %
A2        65535VBK3     732.88983269  110.97329231    1.47799436   112.45128666          621.91654039       A2        2.420000 %
A3        65535VBL1   1,000.00000000    0.00000000    2.81666667     2.81666667        1,000.00000000       A3        3.380000 %
M1        65535VBM9     997.82507482    0.73448167    4.57336478     5.30784645          997.09059315       M1        5.500000 %
M2        65535VBN7     997.82507375    0.73448156    4.57336443     5.30784599          997.09059219       M2        5.500000 %
B1        65535VBP2     997.82507608    0.73448211    4.57336492     5.30784704          997.09059397       B1        5.500000 %
B2        65535VBQ0     997.82507322    0.73448190    4.57336557     5.30784747          997.09059132       B2        5.500000 %
B3        65535VBR8     997.82507977    0.73447990    4.15760689     4.89208679          997.09059987       B3        5.000000 %
B4        65535VBS6     997.82507513    0.73448247    4.57336394     5.30784641          997.09059265       B4        5.500000 %
B5        65535VBV9     997.82507486    0.73447985    4.15760461     4.89208445          997.09059501       B5        5.000000 %
B6        65535VBW7     997.82507715    0.73448409    4.15760366     4.89208775          997.09059306       B6        5.000000 %
B7        65535VBX5     997.82507569    0.73448192    4.15760484     4.89208675          997.09059378       B7        5.000000 %
TOTALS                  884.72847727   39.89100389    4.60285590    44.49385979          844.83747338

R         N/A           884.72847762    0.00000000    0.00000000     0.00000000          844.83747380       R         0.000000 %
AIO1      65535VBT4     816.85335907    0.00000000    3.76376526     3.76376526          740.76345982       AIO1      4.540440 %
AIO2      65535VBU1     997.82507607    0.00000000    1.84648769     1.84648769          997.09058196       AIO2      2.220615 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Janet M. Russo
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com


Payment Information
                             Scheduled Principal Payments (Total)                                                  150,061.95
                                                    Group 1                                                        111,392.77
                                                    Group 2                                                         38,669.18

                             Principal Prepayments (Total)                                                       9,046,382.08
                                                    Group 1                                                      5,263,727.25
                                                    Group 2                                                      3,782,654.83

                             Repurchase Principal (Total)                                                                0.00
                                                    Group 1                                                              0.00
                                                    Group 2                                                              0.00

                             Net Liquidation Proceeds (Total)                                                            0.00
                                                    Group 1                                                              0.00
                                                    Group 2                                                              0.00

Loan Information
                             Beginning Number of Loan Outstanding (Total)                                               1,248
                                                    Group 1                                                             1,108
                                                    Group 2                                                               140

                             Beginning Principal Balance (Total)                                               203,969,099.99
                                                    Group 1                                                    153,142,531.20
                                                    Group 2                                                     50,826,568.79

                             Ending Number of Loan Outstanding (Total)                                                  1,209
                                                    Group 1                                                             1,078
                                                    Group 2                                                               131
                                                                         November 25 2003
                             Ending Principal Balance (Total)                                                  194,772,456.78
                                                    Group 1                                                    147,767,336.85
                                                    Group 2                                                     47,005,119.93

                             Prepayment Penalties                                                                   33,735.31

Fees
                             Servicing Fees                                                                         84,987.12
                                                    Group 1                                                         63,809.39
                                                    Group 2                                                         21,177.74

                             Credit Risk Managment Fees                                                              2,549.61
                                                    Murray Hill                                                        849.87
                                                    Litton                                                           1,699.74

Delinquent Mortgage Loans
                                                     Group 1
                                                                                          Principal
                                                    Category          Number               Balance               Percentage
                                                    1 Month                    12            2,253,583.66                  1.53 %
                                                    2 Month                     8            1,258,093.27                  0.85 %
                                                    3 Month                     4              731,416.58                  0.49 %
                                                    Total                  24                4,243,093.51                  2.87 %
                                                     Group 2
                                                                                          Principal
                                                    Category          Number               Balance               Percentage
                                                    1 Month                     4            2,189,125.71                  4.66 %
                                                    2 Month                     0                    0.00                  0.00 %
                                                    3 Month                     0                    0.00                  0.00 %
                                                     Total                      4            2,189,125.71                  4.66 %
                                                     Group Totals
                                                                                          Principal
                                                    Category          Number               Balance               Percentage
                                                    1 Month                    16            4,442,709.37                  2.28 %
                                                    2 Month                     8            1,258,093.27                  0.65 %
                                                    3 Month                     4              731,416.58                  0.38 %
                                                     Total                     28            6,432,219.22                  3.31 %
                             * Delinquency buckets are exclusive of Loans in Forclosure and Bankruptcy.

Foreclosures
                                                     Group 1
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %
                                                     Group 2
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %

Bankruptcies
                                                     Group 1
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %
                                                     Group 2
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %
REO Properties
                                                     Group 1
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %
                                                     Group 2
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %
                                                    Group Totals
                                                                          Principal
                                                     Number               Balance               Percentage
                                                               0                    0.00                 0.00 %


Realized Losses
                             Aggregate Amount of Realized Losses For Current Period (Total)                           0.00
                                                    Group 1                                                           0.00
                                                    Group 2                                                           0.00

                             Aggregate Amount of Recoveries For Current Period (Total)                                0.00
                                                    Group 1                                                           0.00
                                                    Group 2                                                           0.00

                             Cumulative Amount of Realized Losses (Total)                                             0.00
                                                    Group 1                                                           0.00
                                                    Group 2                                                           0.00

                             Rolling Three Month Delinquency Rate (Total)                                         0.0022 %
                                                    Group 1                                                       0.0045 %
                                                    Group 2                                                       0.0000 %


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
